UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

         Date of Report (Date of earliest event reported): April 7, 2004

                            SECURITY BIOMETRICS, INC.
             (Exact name of Registrant as specified in its charter)

            Nevada                        0-30711                98-0209119
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or organization)                              Identification No.)

           500 Fifth Avenue, Suite 1650, New York, New York 10110-0002
                    (Address of principal executive offices)

                                 (212) 931-5760
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On April 7, 2004, William Moore resigned from his position as Chief Financial Officer of the Registrant. David Weiss, the Registrant's Controller, has been appointed acting Chief Financial Officer of the Registrant.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                           SECURITY BIOMETRICS, INC.


Date:  April  15,  2004                    /s/ Michel  Berty
                                           -------------------------
                                           Michel  Berty
                                           President and Chief Executive Officer


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